UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2021

SOUND FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35633	45-5188530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 3rd Avenue, Suite 150, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value	SFBC	The NASDAQ Stock Market LLC

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective August 1, 2021, the Boards of Directors of Sound Financial Bancorp, Inc. (the “Company”) and Sound Community Bank (the “Bank”), its wholly owned operating subsidiary, appointed Wes Ochs to serve as the Company and the Bank’s Chief Financial Officer (principal financial officer). In addition to his responsibilities as Chief Financial Officer, Mr. Ochs will also retain his current role as Executive Vice President and Chief Strategy Officer where his responsibilities include developing, communicating, executing, and sustaining corporate strategic initiatives, economic forecasting, strategic planning and asset liability management functions. Mr. Ochs, age 42, began his career with the Bank in April 2009 as a Commercial Loan Officer, was promoted to Senior Vice President Credit Administration Manager in 2015, and to Executive Vice President and Chief Strategy Officer of the Company and the Bank in January 2020. Mr. Ochs received his Bachelor of Arts degree in Economics from Eastern Washington University, his Master of Business Administration degree in Accounting from the University of Phoenix and is a graduate of the Washington Bankers Association’s Executive Development Program and is currently enrolled in Pacific Coast banking School.
Laurie Stewart, who had been serving as the Interim Chief Financial Officer prior to Mr. Ochs’ appointment, will continue to serve as the Company and the Bank’s President and Chief Executive Officer.
There are no arrangements or understandings between Mr. Ochs and any other persons pursuant to which he was selected for his positions. Mr. Ochs has no family relationship with any other director or executive officer of the Company, nor with any person nominated or chosen to serve as a director or executive officer of the Company. There are no “related party transactions” between Mr. Ochs and the Company or the Bank that require disclosure pursuant to Item 404(a) of Regulation S-K.
There are no material plans, contracts or other arrangements (or amendments thereto) to which Mr. Ochs is a party, or in which he participates, that was entered into or amended, in connection with his appointment as Chief Financial Officer of the Company and the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL BANCORP, INC.

Date: July 30, 2021	By:	/s/ Laura Lee Stewart
Laura Lee Stewart
President and CEO